UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2012 (January 18, 2012)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32997	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Series D Preferred Stock Sales Agreement

On January 18, 2012, Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), entered into separate “at the market” sales agreements (the “Series D Sales Agreements”) with MLV & Co., LLC, formerly McNicoll, Lewis & Vlak LLC (“MLV”), and Wunderlich Securities, Inc. (the “Sales Agents”), pursuant to which the Company intends to sell shares of its 8.0% Series D Cumulative Preferred Stock par value $0.01 per share (liquidation preference $50.00 per share) (the “Series D Preferred Stock”), from time to time. The Series D Preferred Stock will be offered and sold pursuant to a prospectus supplement filed with the Securities and Exchange Commission in connection with the Company’s shelf registration statement on Form S-3 (File No. 333-174879), which became effective on January 18, 2012. The Company’s Series D Preferred Stock trades on the NYSE Amex under the symbol “MHR.PR.D.” The Series D Sales Agreements replace two separate sales agreements with similar terms, entered into on December 2, 2011 between the Company and each of the Sales Agents (the “Prior Series D Sales Agreements”) for sales of the Series D Preferred Stock under the Company’s prior Shelf Registration Statement (File No. 333-169651) (the “Prior Shelf Registration Statement”) which was terminated by the Company on January 18, 2012.

The Sales Agents will sell the shares of Series D Preferred Stock subject to the Series D Sales Agreements from time to time as agreed by the Company and each Sales Agent. Each time the Company plans to issue and sell shares of Series D Preferred Stock, it will notify one of the Sales Agents of the proposed terms of the placement. The Series D Sales Agreements provide that shares of Series D Preferred Stock may only be sold by one of the Sales Agents on any given day.

Pursuant to the Series D Sales Agreements, the sales, if any, of Series D Preferred Stock will be made in privately negotiated transactions or in any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), at negotiated prices, at prices prevailing at the time of sale or at prices related to such prevailing market prices including sales made directly on the NYSE Amex, or sales made through a market maker other than on an exchange. The Sales Agents will make all sales using commercially reasonable efforts consistent with their normal sales and trading practices on mutually agreed upon terms between each Sales Agent and the Company.

The Series D Sales Agreements provide for compensation to the Sales Agents of an amount ranging from 2% to 6% of the gross proceeds from the sale of Series D Preferred Stock under the applicable Series D Sales Agreement, depending upon certain conditions, as detailed through various letter agreements mutually agreed upon by the Company and each Sales Agent from time to time. The remaining sales proceeds, after deducting offering expenses and any transaction fees imposed by any governmental or self-regulatory organization in connection with the sales, will equal the Company’s net proceeds for the sale of the shares of Series D Preferred Stock. The Company has also agreed to indemnify the Sales Agents against certain liabilities, including liabilities under the Securities Act.

The foregoing description of the Series D Sales Agreements is qualified in its entirety by reference to the Series D Sales Agreements, copies of which are filed as Exhibit 1.1 and Exhibit 1.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Common Stock Sales Agreement

Additionally, on January 18, 2012, the Company entered into an “at the market” sales agreement (the “Common Stock Sales Agreement”) with MLV as the Company’s non-exclusive sales manager, pursuant to which the Company intends to sell shares of the Company’s common stock (the “Common Stock”), par value $0.01 per share, from time to time. Such Common Stock will be offered and sold pursuant to a prospectus supplement filed with the Securities and Exchange Commission in connection with the Company’s shelf registration statement on Form S-3 (File No. 333-174879), which became effective on January 18, 2012. The Common Stock trades on the New York Stock Exchange or the NYSE under the symbol “MHR.” The Common Stock Sales Agreement replaces a sales agreement with similar terms, entered into on November 12, 2010 between the Company and MLV (the “Prior Common Stock Sales Agreement”) for sales of Common Stock under the Prior Shelf Registration Statement.

Pursuant to the Common Stock Sales Agreement, the sales, if any, of Common Stock made under the Common Stock Sales Agreement will be made in privately negotiated transactions or in any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 promulgated under the Securities Act, at negotiated prices, at prices prevailing at the time of sale or at prices related to such prevailing market prices including sales made directly on the NYSE, or sales made through a market maker other than on an exchange. MLV will make all sales using commercially reasonable efforts consistent with its normal sales and trading practices on mutually agreed upon terms between MLV and the Company.

The Common Stock Sales Agreement provides for compensation to MLV of an amount ranging from 2% to 6% of the gross proceeds from the sale of Common Stock under the Common Stock Sales Agreement, depending upon certain conditions, as detailed through various letter agreements mutually agreed upon by the parties from time to time. The remaining sales proceeds, after deducting offering expenses and any transaction fees imposed by any governmental or self-regulatory organization in connection with the sales, will equal the Company’s net proceeds for the sale of the shares. The Company has also agreed to indemnify MLV against certain liabilities, including liabilities under the Securities Act.

The foregoing description of the Common Stock Sales Agreement is qualified in its entirety by reference to the Common Stock Sales Agreement, a copy of which is filed as Exhibit 1.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information described in Item 1.01 above relating to the termination of the Prior Common Stock Sales Agreement and the Prior Series D Sales Agreements is hereby incorporated by reference into this Item 1.02.

Item 8.01	Other Events.

The Company is filing this Current Report on Form 8-K to provide the legal opinion of Paul Johnston, Esquire, a copy of which is filed as Exhibit 5.1 to this Current Report on Form 8-K, relating to the Company’s prospectus supplement filed with the Securities and Exchange Commission on January 18, 2012 regarding the “at the market offering” of up to 10,000,000 shares of Common Stock.

The Company is filing this Current Report on Form 8-K to provide the legal opinions of Paul Johnston, Esquire and Fulbright & Jaworski L.L.P., copies of which are respectively filed as Exhibit 5.2 and Exhibit 8.1 to this Current Report on Form 8-K, relating to the Company’s prospectus supplement filed with the Securities and Exchange Commission on January 18, 2012 regarding the “at the market offering” of up to 2,000,000 shares of its Series D Preferred Stock.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	At the Market Sales Agreement (Series D Preferred Stock), dated January 18, 2012 between Magnum Hunter Resources Corporation and MLV & Co., LLC

1.2	At the Market Sales Agreement (Series D Preferred Stock), dated January 18, 2012 between Magnum Hunter Resources Corporation and Wunderlich Securities, Inc.

1.3	At the Market Sales Agreement (Common Stock), dated January 18, 2012 between Magnum Hunter Resources Corporation and MLV & Co., LLC

5.1	Opinion of Paul Johnston, Esquire

5.2	Opinion of Paul Johnston, Esquire

8.1	Opinion of Fulbright & Jaworski L.L.P. with respect to tax matters

23.1	Consent of Paul Johnston, Esquire (included in Exhibits 5.1 and 5.2)

23.2	Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: January 18, 2012	By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	At the Market Sales Agreement (Series D Preferred Stock), dated January 18, 2012 between Magnum Hunter Resources Corporation and MLV & Co., LLC

1.2	At the Market Sales Agreement (Series D Preferred Stock), dated January 18, 2012 between Magnum Hunter Resources Corporation and Wunderlich Securities, Inc.

1.3	At the Market Sales Agreement (Common Stock), dated January 18, 2012 between Magnum Hunter Resources Corporation and MLV & Co., LLC

5.1	Opinion of Paul Johnston, Esquire

5.2	Opinion of Paul Johnston, Esquire

8.1	Opinion of Fulbright & Jaworski L.L.P. with respect to tax matters

23.1	Consent of Paul Johnston, Esquire (included in Exhibits 5.1 and 5.2)

23.2	Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 8.1)